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                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 CMI CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:

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         2)  Aggregate number of securities to which transaction applies:

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         3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)  Proposed maximum aggregate value of transaction:

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         5)  Total fee paid:____________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:  __________________________________________
         2)  Form, Schedule or Registration Statement No.:  ____________________
         3)  Filing Party:  ____________________________________________________
         4)  Date Filed:  ______________________________________________________

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         The following was mailed on September 18, 2001 to CMI Corporation's shareholders:

                                 CMI CORPORATION
                              I-40 AND MORGAN ROAD
                          OKLAHOMA CITY, OKLAHOMA 73101


September 18, 2001



Dear CMI Shareholder:

We have previously sent to you proxy material for the Special Meeting of CMI Corporation, to be held on September 28, 2001. Your Board of Directors has unanimously recommended that shareholders vote in favor of the proposed merger with Terex Corporation.

Since approval of the merger requires an affirmative vote by a majority of the outstanding shares, YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Very truly yours,



CMI CORPORATION







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            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-888-750-5834.

================================================================================


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                                      PROXY

                                 CMI CORPORATION
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 28, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thane Swisher and Jim D. Holland, or either of them, as proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Voting Class A Common Stock and Voting Common Stock of CMI Corporation held of record by the undersigned on August 27, 2001 at the Special Meeting of Shareholders to be held on September 28, 2001 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH IN PARAGRAPH 1 ON THE REVERSE SIDE OF THIS CARD AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS OF CMI CORPORATION DATED AUGUST 28, 2001 HERETOFORE RECEIVED BY THE UNDERSIGNED, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO VOTE THEREOF.

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL

         1. Approval of the Agreement and Plan of Merger, dated June 27, 2001, among CMI Corporation, Terex Corporation and a Wholly-Owned Subsidiary of Terex Corporation.

                     [ ] For    [ ] Against    [ ] Abstain

         2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders and the accompanying proxy statement/prospectus and hereby expressly revokes any and all proxies heretofore given or executed by him with respect to the shares represented by the proxy.

         Dated this ____ day of ____________, 2001.


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                                         Signature

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                                         Signature

         Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the name of the legal entity by authorized person.